UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-179

Central Securities Corporation

(Name of registrant as specified in charter)

630 Fifth Avenue, Suite 820,
New York, New York 10111

(Address of principal executive offices)

Marlene A. Krumholz

Central Securities Corporation

630 Fifth Avenue

Suite 820

New York, New York 10111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-698-2020

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

Item 1(a). Reports to Stockholders.

CENTRAL SECURITIES CORPORATION

NINETY-SEVENTH ANNUAL REPORT

2025

[2]

SIGNS OF THE TIMES

“Currency debasement has a long history. When the Roman Republic started minting the denarius in the second century B.C.E., each coin was 98% silver. As the centuries passed, coins were clipped, baser metals were added, and by the third century of the Common Era, each denarius was less than 5% silver.

“This debasement was literal, and visible. Put denarii in a museum case in chronological order, and you can see them losing their shine, shrinking, and beginning to turn green as the years go by. The long adulteration of the Roman currency overlapped, of course, with the long decline and fall of the empire that issued it. A country with a debased currency, goes the narrative, is also debauched, and on the way to inevitable decline.” (John Authers, Bloomberg News, October 24, 2025)

“First-time home buyers in the last year shrank to a historic low of just 21% of all buyers. Prior to 2008, the share of first-time buyers had a historical norm of 40%. At the same time, the share of first-time buyers is at its lowest level, and the age of first-time buyers has risen to the highest recorded. The median age of first-time buyers is now 40. In the 1980s, the typical first-time home buyer was in their late 20s.” (National Association of REALTORS, November 4, 2025)

“Sales of blue books this school year were up more than 30% at Texas A&M University and nearly 50% at the University of Florida. The improbable growth was even more impressive at the University of California, Berkeley. Over the past two academic years, blue-book sales at the Cal Student Store were up 80%. Demand for blue books is suddenly booming again because they help solve a problem that didn’t exist on campuses until now. It might feel like ChatGPT came out yesterday, but students who were freshmen when it was released in 2022 will be seniors next year. That means they’ve had access to the most powerful cheating machines ever made for basically their entire time in college. And they have come to rely on ChatGPT. One of the most remarkable things about the product’s explosive growth is that ChatGPT traffic declined in each of the past two summers—when students were not in school.” (Ben Cohen, The Wall Street Journal, May 23, 2025)

“As Russia and Ukraine battle to gain an edge on the battlefield, fiber-optic drones are a distinctly old-school response to the way both sides have used electronic warfare and physical barriers to make most ordinary craft ineffective. Instead of using radio signals that can be easily blocked, fiber-optic drones transmit data back to the pilot through the cable they unspool as they fly.” (Matthew Luxmoore and Nikita Nikolaienko, The Wall Street Journal, July 7, 2025)

“More Americans than ever are putting off having children—or not having them at all. The U.S. total fertility rate is around an all-time low, and far below the rate needed to keep the population stable. The average age of women giving birth in the U.S. has risen to nearly 30 years old, up from 27 years old in 2000, according to government data... Costs for basics such as housing, child care and education have soared. More families are finding that they can’t make life work with just one parent working. That’s especially the case given how standards of parenting have risen, making many middle-class parents feel obliged to adopt a more enrichment-heavy — and costly — form of child rearing.” (Te-Ping Chen, The Wall Street Journal, August 18, 2025)

“If Al had no bearing on employment, hiring at adopter firms might be expected to match that at non-adopters. Instead, the researchers found that while junior roles fell across the board after 2023, the decline over the next six quarters was 7.7% steeper at adopter firms. No such gap appeared in senior hiring. The kind of menial but mentally taxing work graduates do, such as debugging code or reviewing documents, seems especially easy to hand to machines. The fall, the authors note, came mainly from slower recruitment rather than layoffs.” (The Economist, October 13, 2025)

[3]

“The thawing Arctic offers perhaps the clearest example of how climate change is reshaping strategic calculations. As ice recedes, new maritime routes are opening; the Northern Sea Route could cut shipping times between Asia and Europe by 40%. Russia, China and the U.S. are all updating their Arctic strategies, positioning military assets and claiming territorial rights in waters that were impassable just decades ago. What was once a frozen periphery is becoming a contested center of 21st-century geopolitics, complete with resource extraction ambitions and naval posturing.

“In a warming world, fresh water is becoming the most contested resource. The Indus River basin, shared by nuclear-armed India and Pakistan, supports over 300 million people. Reduced glacial flow from the Himalayas and increasingly unpredictable monsoon patterns threaten water availability on both sides, heightening military vigilance. In Northeast Africa, Ethiopia’s Grand Ethiopian Renaissance Dam has escalated tensions with downstream Egypt and Sudan, who fear reduced Nile flows will devastate their agriculture. Recent research on transboundary river systems confirms that climate-driven variability in water flows increases both the risk of disputes and the urgent need for diplomatic mechanisms to manage them.” (Syed Munir Khasru, Nikkei Asia, November 14, 2025)

“In 2000, China produced only one-third of the amount of electrical power that the United States did; by 2024, it produced nearly two and a half times U.S. levels. China’s surging energy investments went substantially into building new plants for burning coal, which the country possesses in abundance. But over the past decade, it has also moved fast on building cleaner energy sources, especially wind and solar.

“China now generates more electricity each year than the United States and the European Union combined. It has close to 40 new nuclear power reactors under construction, compared with zero in America. Last year, Beijing announced work on a new hydropower dam in Tibet that will have triple the capacity of China’s Three Gorges Dam, currently the world’s largest power station.

“China isn’t just building gigantic amounts of power; its businesses are reshaping technological foundations to electrify the world.” (Dan Wang, The New York Times, January 19, 2026)

“Amazon.com Inc. has sent a cease-and-desist letter to Perplexity Al Inc. demanding that the artificial intelligence search startup stop allowing its Al browser agent, Comet, to make purchases online for users. The e-commerce giant is accusing Perplexity of committing computer fraud by failing to disclose when its Al agent is shopping on a user’s behalf, in violation of Amazon’s terms of service, according to people familiar with the letter sent on Friday. The document also said Perplexity’s tool degraded the Amazon shopping experience and introduced privacy vulnerabilities…The clash between Amazon and Perplexity offers an early glimpse into a looming debate over how to handle the proliferation of so-called Al agents that field more complex tasks online for users, including shopping.” (Shirin Ghaffary and Matt Day, Bloomberg News, November 4, 2025)

“It’s happening across the country. More than $170,000 worth of bronze vases and markers were stolen from New Crown Cemetery in Indianapolis in August. In Brooklyn, N.Y., 1,300 grave markers have been taken from Most Holy Trinity Cemetery, according to memorialist Michael Hirsch. Rolling Green Cemetery in Camp Hill, Pa., lost $26,730 of bronze vases in 2024. Police arrested a suspect who they said was stealing 20 to 30 a day.

“West Virginia, Massachusetts, South Dakota, Louisiana, Iowa, Illinois — these isolated local stories are combining to mark a nationwide desecration of the dead. Demand for scrap metal, used in industry, construction and home decor, has risen in recent years. Bronze can be sold as scrap for more than $3 a pound, and the market, $8.7 billion in 2024, is projected to reach $12.4 billion by 2034. That makes graveyards easy pickings, especially military graves, which often have bronze plaques.” (Faith Bottum, The Wall Street Journal, January 14, 2026)

[4]

CENTRAL SECURITIES CORPORATION

(Organized on October 1, 1929 as an investment company, registered as such with the
Securities and Exchange Commission under the provisions of the Investment Company Act of 1940)

25-YEAR HISTORICAL DATA

		Per Share of Common Stock
		Net asset value	Source of dividends and distributions			Total dividends and distributions		Unrealized appreciation of investments at end of year
Year Ended December 31,	Total net assets		Ordinary income*	Long-term capital gains*
2000	$596,289,086	$32.94						$363,263,634
2001	539,839,060	28.54	$.22	$1.58	**	$1.80	**	304,887,640
2002	361,942,568	18.72	.14	1.11		1.25		119,501,484
2003	478,959,218	24.32	.11	1.29		1.40		229,388,141
2004	529,468,675	26.44	.11	1.21		1.32		271,710,179
2005	573,979,905	27.65	.28	1.72		2.00		302,381,671
2006	617,167,026	30.05	.58	1.64		2.22		351,924,627
2007	644,822,724	30.15	.52	1.88		2.40		356,551,394
2008	397,353,061	17.79	.36	2.10		2.46		94,752,477
2009	504,029,743	22.32	.33	.32		.65		197,256,447
2010	593,524,167	26.06	.46	.44		.90		281,081,168
2011	574,187,941	24.96	.43	.57		1.00		255,654,966
2012	569,465,087	24.53	.51	.43		.94		247,684,116
2013	648,261,868	26.78	.12	3.58		3.70		305,978,151
2014	649,760,644	26.18	.16	1.59		1.75		293,810,819
2015	582,870,527	23.53	.12	1.86		1.98		229,473,007
2016	674,683,352	27.12	.30	.68		.98		318,524,775
2017	826,331,789	32.86	.28	.72		1.00		460,088,116
2018	765,342,588	30.02	.56	.89		1.45		392,947,674
2019	994,595,051	38.42	.57	.78		1.35		607,489,748
2020	1,036,336,494	39.49	.75	.95		1.70		638,120,894
2021	1,332,590,581	48.87	.92	2.83		3.75		894,323,472
2022	1,132,835,676	40.48	.55	1.90		2.45		668,155,780
2023	1,319,864,836	46.49	.50	1.35		1.85		841,232,972
2024	1,569,940,654	54.26	.61	1.64		2.25		1,063,703,666
2025	1,787,876,237	60.50	.85	1.85		2.70		1,249,557,200

Dividends and distributions for the 25-year period:			$10.34	$34.91		$45.25

*Computed on the basis of the Corporation’s status as a “regulated investment company” for Federal income tax purposes. Dividends from ordinary income include short-term capital gains.

**Includes non-taxable return of capital of $.55.

The Common Stock is listed on the NYSE American under the symbol CET. On December 31, 2025, the closing market price was $50.71 per share.

[5]

To the Stockholders of

Central Securities Corporation:

Financial statements for the year 2025, as audited by our independent registered public accounting firm, and other pertinent information are submitted herewith.

Comparative net assets are as follows:

	December 31, 2025	December 31, 2024
Net assets	$1,787,876,237	$1,569,940,654
Net assets per share of Common Stock	60.50	54.26
Shares of Common Stock outstanding	29,549,265	28,935,676

Comparative operating results are as follows:

	Year 2025		Year 2024
Net investment income	$24,298,756		$15,473,925
Per share of Common Stock	.84	*	.54	*
Net realized gain from investment transactions	55,062,427		50,030,319
Increase in net unrealized appreciation of investments	185,853,534		222,470,694
Increase in net assets resulting from operations	265,214,717		287,974,938

*Per-share data are based on the average number of Common shares outstanding during the year.

Central Securities Corporation (“Central” or the “Corporation”) declared two distributions to holders of Common Stock in 2025, $.25 per share paid on June 27 in cash and $2.45 per share paid on December 19 in cash or in additional shares of Common Stock at the stockholder’s option. For Federal income tax purposes, of the total $2.70 paid, $.85 represents ordinary income and $1.85 represents long-term capital gains. A separate tax notice has been mailed to stockholders. With respect to state and local taxes, the character of distributions may vary. Stockholders should consult with their tax advisors on this matter.

In the distribution paid in December, the holders of 45% of the outstanding shares of Common Stock elected stock, and they received 635,606 Common shares at a price of $49.91 per share.

During 2025, the Corporation purchased 22,019 shares of its Common Stock at an average price of $42.48 per share. The Corporation may from time to time purchase its Common Stock in such amounts and at such prices as the Board of Directors deems advisable in the best interests of stockholders. Purchases may be made in the open market or in private transactions directly with stockholders.

[6]

Central’s net asset value, adjusted for the reinvestment of distributions to shareholders increased by 17.5% during 2025. Over the same period, Central’s shares returned 17.0%. For comparative purposes, the S&P 500 Index increased by 17.9% while the Russell 2000, a broad index composed of smaller companies, increased by 12.8%.

Long-term returns on an annualized basis are shown below.

Years	NAV Return	Market Return	S&P 500
10	15.9%	16.4%	14.8%
20	11.1%	11.2%	11.0%
30	11.4%	10.8%	10.3%
40	12.7%	12.7%	11.5%
50	14.5%	15.3%	12.0%

The U.S. equity markets saw their third consecutive year of double-digit gains in 2025, again led by enthusiasm for companies with exposure to ongoing investment in artificial intelligence, which by some accounts generated the majority of U.S. economic growth during the year.

Adoption of Al has generated questions and concerns about impacts on employment and hiring, particularly of entry-level, white-collar workers. The long-term effects of Al on the economy and society are unknown. With the benefit of hindsight, the history of capitalism in the U.S. has consisted of a succession of technological disruptions. Past innovations have produced gains in productivity, lower unit prices and better value for consumers. Innovation generally has spurred rather than reduced overall demand and employment, despite drawbacks via the elimination of certain industries and job functions. Central’s approach to date has been focused on owning companies that are innovation beneficiaries, including those that have large amounts of proprietary data and have a competitive advantage in using technology to innovate and serve customers better.

The broader economy saw a “K-shaped” bifurcation between continued strong consumer spending among wealthier households, particularly on services and experiences, and relatively weaker fundamentals in industrial investment, nonresidential construction, and consumer spending among less wealthy households. Increases in tariffs on imported goods and the end to Covid-era forbearance programs on student loan repayments were headwinds that likely impacted lower income consumers. Uneven prosperity in our society remains a concern. The unemployment rate, at 4.6%, continued its slow but steady rise from the multi-decade lows seen in 2022, and CPI inflation remained persistent at 2.7%.

The Federal Reserve responded to rising unemployment by cutting interest rates three times during the year to 3.5%. The fiscal deficit, at approximately 5.9% of GDP, improved from the 6.4% seen in 2024 but is still triple the postwar average. Federal debt held by the public reached 100% of GDP, the highest level since 1946.

The concentration of returns among the largest companies in the S&P 500 remained notable in 2025. The ten largest companies in the index generated more than half its 17.9% increase for the year. Central’s results were more diffuse, with the same companies contributing slightly less than one-third of our result.

The largest positive contributors to Central’s 2025 results on an absolute basis, in order of significance, were Plymouth Rock, Alphabet, Capital One, Analog Devices and Charles Schwab. The largest detractors were Motorola Solutions, Roper Technologies and WillScot.

[7]

During the year we initiated positions in Taiwan Semiconductor Manufacturing and TWFG. We increased our positions in Amazon, Capital One, Medtronic, Nike, Rayonier, and Teledyne. We exited our position in Intel, and we trimmed holdings in Alphabet, American Express, Analog Devices, Coherent, Hess, Johnson & Johnson, JPMorgan, Merck, Meta, Motorola Solutions, Progressive, and Roper. We ended the year with 31 holdings.

Central’s largest and most important investment remains Plymouth Rock, a privately held company in which we invested in 1982. The Plymouth Rock Group of Companies together write and manage more than $2.4 billion in personal and commercial auto, homeowners and umbrella insurance in Massachusetts, New Hampshire, Connecticut, New York, New Jersey and Pennsylvania.

During 2025 Plymouth Rock remained focused on growth and profitability in its core auto and homeowners products. We encourage shareholders to review Plymouth Rock’s annual report, which we expect will be available in April. The most current report may be found at www.plymouthrock.com/about/financial-information/annual-reports.

Central is an independent, internally managed closed-end investment company. Our primary objective is long-term growth of capital through the ownership of equity stakes in select companies operating in diverse industries. We aspire to invest with a time horizon of at least five years. We attempt to construct a portfolio with some degree of opposing risks and to own companies that provide value to customers. Management with ability and character working in the long-term interest of all stockholders is of the utmost importance in our appraisal of investments. Finally, we attempt to purchase investments at a reasonable, if not a bargain price. Our approach requires intimate knowledge of the business and management of the companies we own. We believe Central’s ability to take a long-term view is advantageous for our stockholders.

In December we welcomed Jake Wheelock to our team as a Vice President assisting with investment research.

A statement of Central’s investment objectives, principal investment policies and the principal risks associated with an investment in Central’s common stock is provided beginning on page 24 of this report. We also include Management’s Discussion of Performance, beginning on page 8. Stockholder’s inquiries are welcome.

John C. Hill         Wilmot H. Kidd

630 Fifth Avenue
New York, New York 10111
February 11, 2026

[8]

25-YEAR INVESTMENT RESULTS
ASSUMING AN INITIAL INVESTMENT OF $10,000

(unaudited)

Central’s results to December 31, 2025 versus the S&P 500 Index:

Average Annual Total Return	Central’s NAV Return	Central’s Market Return	S&P 500 Index
1 Year	17.48%	17.04%	17.86%
5 Year	15.69%	16.11%	14.40%
10 Year	15.85%	16.41%	14.80%
15 Year	12.67%	12.79%	14.05%
20 Year	11.15%	11.16%	10.99%
25 Year	9.94%	10.43%	8.82%
Value of $10,000 invested for the 25-year period	$106,889	$119,427	$90,965

The Corporation’s total returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of all distributions. Distributions that are payable only in cash are assumed to be reinvested on the payable date of the distribution at the market price or net asset value, as applicable. Distributions that may be taken in shares are assumed to be reinvested at the price designated by the Corporation. Total returns do not reflect any transaction costs on investments or the deduction of taxes that investors may pay on distributions or the sale of shares.

The Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) is an unmanaged benchmark of large U.S. corporations that assumes reinvestment of all distributions, and excludes the effect of fees, expenses, taxes, and sales charges.

Performance data represents past performance and does not guarantee future investment results.

[9]

MANAGEMENT DISCUSSION OF PERFORMANCE

The Corporation’s net asset value, adjusted for the reinvestment of distributions to stockholders, increased by 17.5% while Central’s shares returned 17.0%. The S&P 500 Index (“S&P 500”) returned 17.9% and the Russell 2000 Index, which measures smaller capitalization stocks, increased by 12.8%.

The U.S. stock market ended 2025 with its third consecutive year of double-digit gains. Artificial intelligence-related companies experienced record profits, leading the S&P 500. Ten of the eleven sectors in the S&P 500 reported gains during the year, with Communication Services experiencing the strongest performance, up 32.4%. Real Estate was the weakest sector, down 0.4%. The “Magnificent Seven” continued to play a notable role in the S&P 500 during 2025, with an average weighting of 33%. These companies were responsible for 42.5% of the index’s return for the year.

Central maintained its approach of investing in a limited number of companies, ending the year with 31 portfolio holdings. The position overlap between Central and the S&P 500 is limited. We tend to hold portfolio positions for the long term, participating in the growth of earnings and cash flow over time rather than seeking to add value by trading between companies and sectors.

Central owned shares of four of the Magnificent Seven companies: Alphabet, Amazon, Microsoft and Meta, with an average weight of 15% of Central’s portfolio. These companies contributed 460 basis points, or 26.3%, of our 17.5% return. We did not hold shares in Apple, Nvidia or Tesla during the year.

Central maintained its significant investment in The Plymouth Rock Company, a privately held property and casualty insurance company. Plymouth Rock was the largest positive contributor to Central’s absolute performance in 2025; its stock returned 17% to Central, which included the payment of two dividends during the year.

Relative to the S&P 500, Central was overweight in the Financial Sector and was underweight in the Information Technology, Health Care and Consumer Staples Sectors. Investments in Coherent, Capital One, Charles Schwab, Analog Devices and Alphabet contributed to positive relative returns. Investments in Motorola Solutions, Progressive, Rayonier, Arthur J. Gallagher and Roper were the most significant detractors to relative performance.

[10]

TEN LARGEST INVESTMENTS

December 31, 2025

(unaudited)

	Cost (mil.)	Value (mil.)	% of Net Assets	Year First Acquired
The Plymouth Rock Company Incorporated	$0.7	$443.5	24.8%	1982
Plymouth Rock underwrites and services over $2.4 billion in automobile and homeowner’s insurance premiums in the Northeast. Founded in 1982, it has grown both organically and by acquisition.
Alphabet Inc. Class A	19.4	131.5	7.4	2015
Alphabet provides web-based search, advertising, mobile software and other internet services on a global scale. Alphabet’s revenues of more than $380 billion are predominantly from advertising.
Analog Devices, Inc.	1.8	97.6	5.5	1987

Analog Devices designs, manufactures and markets analog, digital signal processing and power management chips. It has $11 billion in global sales to industrial, communications, automotive and consumer end-markets.

The Progressive Corporation	22.7	91.1	5.1	2015
Progressive generates over $80 billion in auto, home and other specialty insurance premiums from direct and agent-marketed personal and commercial customers in the U.S.
Capital One Financial Corporation	23.8	81.2	4.5	2013
Capital One is one of the 10 largest banks in the U.S., with assets of almost $660 billion and deposits of over $460 billion. Capital One acquired Discover Financial Services in May 2025.
The Charles Schwab Corporation	32.7	79.9	4.5	2016
Charles Schwab provides brokerage, banking and investment services to individual, advisor and institutional clients with over $11 trillion in client assets. Schwab has revenues of over $22 billion.
Amazon.com, Inc.	10.1	60.0	3.4	2014
Amazon is a global technology company specializing in e-commerce, cloud computing and digital streaming with revenues in excess of $690 billion.
Meta Platforms, Inc. Class A	27.2	59.4	3.3	2021
Meta Platforms is a global technology conglomerate with revenues of over $180 billion. Meta owns social media platforms including Facebook, Instagram, WhatsApp, and Threads.
Motorola Solutions, Inc.	5.5	53.7	3.0	2000

Motorola Solutions, with sales in excess of $11 billion, is a leading provider of emergency-response and public-safety communication infrastructure, devices, software and services to governments and enterprises globally.

American Express Company	11.1	51.8	2.9	2015
American Express is a global payments company, offering charge and credit cards to consumers and businesses. The company generates revenues of over $70 billion.

[11]

DIVERSIFICATION OF INVESTMENTS

December 31, 2025

(unaudited)

				Percent of Net Assets December 31,
	Issues	Cost	Value	2025	2024*
Common Stocks:
Insurance Underwriters	2	$23,394,394	$534,559,248	29.9%	31.4%
Banks and Diversified Financial	5	91,823,901	284,325,650	15.9	14.2
Communication Services	2	46,569,723	190,868,100	10.7	9.2
Technology Hardware and Equipment	4	43,627,687	157,739,400	8.8	9.3
Semiconductor	2	20,984,286	121,943,200	6.8	5.9
Consumer Discretionary	3	62,248,409	118,053,580	6.6	5.0
Insurance Brokers	3	56,881,707	76,126,700	4.3	4.2
Diversified Industrial	3	50,821,570	62,354,750	3.5	3.8
Software and Services	2	5,244,662	60,946,100	3.4	4.0
Health Care	3	32,564,203	56,360,000	3.1	2.8
Energy	1	10,069,910	39,055,063	2.2	2.3
Real Estate	1	35,825,953	27,281,814	1.5	1.9
Short-Term Investments	3	57,166,069	57,166,069	3.2	5.8

*Certain amounts from 2024 have been reclassified to conform with 2025 presentation.

PRINCIPAL PORTFOLIO CHANGES

October 1 to December 31, 2025

(unaudited)

	Number of Shares
	Additions		Reductions	Held December 31, 2025
Alphabet Inc. Class A	—		10,000	420,000
Ashtead Group plc ADR	450,000	(1)	—	600,000
Coherent Corp.	—		50,000	150,000
Nike, Inc. Class B	50,000		—	500,000
Rayonier Inc.	58,656	(2)	—	1,260,130
TWFG, Inc.	25,000		—	475,000

(1) Shares received in a stock split.

(2) Shares received in a distribution from Rayonier Inc.

[12]

STATEMENT OF INVESTMENTS

December 31, 2025

Shares		Value
COMMON STOCKS 96.7%
	Banks and Diversified Financial 15.9%
140,000	American Express Company	$51,793,000
335,000	Capital One Financial Corporation	81,190,600
140,000	JPMorgan Chase & Co.	45,110,800
800,000	The Charles Schwab Corporation	79,928,000
75,000	Visa Inc. Class A	26,303,250
		284,325,650

	Communications Services 10.7%
420,000	Alphabet Inc. Class A	131,460,000
90,000	Meta Platforms, Inc. Class A	59,408,100
		190,868,100

	Consumer Discretionary 6.6%
260,000	Amazon.com, Inc. (a)	60,013,200
13,000	Mercadolibre, Inc. (a)	26,185,380
500,000	Nike, Inc. Class B	31,855,000
		118,053,580

	Diversified Industrial 3.5%
600,000	Ashtead Group plc ADR	42,444,000
200,000	Brady Corporation Class A	15,674,000
225,000	WillScot Holdings Corporation	4,236,750
		62,354,750

	Energy 2.2%
256,250	Chevron Corporation	39,055,063

	Health Care 3.1%
80,000	Johnson & Johnson	16,556,000
250,000	Medtronic plc	24,015,000
150,000	Merck & Co., Inc.	15,789,000
		56,360,000

	Insurance Brokers 4.3%
100,000	AON plc Class A	35,288,000
105,000	Arthur J. Gallagher & Co.	27,172,950
475,000	TWFG, Inc. (a)	13,665,750
		76,126,700

	Insurance Underwriters 29.9%
28,424	The Plymouth Rock Company Incorporated Class A (b)(c)	443,471,248
400,000	The Progressive Corporation	91,088,000
		534,559,248

[13]

Shares		Value
	Real Estate 1.5%
1,260,130	Rayonier Inc.	$27,281,814

	Semiconductor 6.8%
360,000	Analog Devices, Inc.	97,632,000
80,000	Taiwan Semiconductor Manufacturing Company Limited ADR	24,311,200
		121,943,200

	Software and Services 3.4%
80,000	Microsoft Corporation	38,689,600
50,000	Roper Technologies, Inc.	22,256,500
		60,946,100

	Technology Hardware and Equipment 8.8%
150,000	Coherent Corp. (a)	27,685,500
200,000	Keysight Technologies, Inc. (a)	40,638,000
140,000	Motorola Solutions, Inc.	53,664,800
70,000	Teledyne Technologies Incorporated (a)	35,751,100
		157,739,400

	Total Common Stocks (cost $480,056,405)	1,729,613,605

SHORT-TERM INVESTMENTS 3.2%
	Money Market Fund 0.7%
12,201,758	JPMorgan 100% U.S. Treasury Securities Money Market Fund
	Institutional Class, 3.65%	12,201,758
Principal
	U.S. Treasury Bills 2.5%
$45,000,000	U.S. Treasury Bills 3.835%-3.965%, due 1/6/26-1/13/26 (d)	44,964,311

	Total Short-Term Investments (cost $57,166,069)	57,166,069

	Total Investments (cost $537,222,474) (99.9%)	1,786,779,674

	Cash, receivables and other assets less liabilities (0.1%)	1,096,563

	Net Assets (100%)	$1,787,876,237

(a) Non-dividend paying.

(b) Affiliate as defined in the Investment Company Act of 1940 and restricted. See Note 5 and Note 6.

(c) Valued based on Level 3 inputs. See Note 2.

(d) Valued based on Level 2 inputs. See Note 2.

See accompanying notes to financial statements.

[14]

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2025

Assets:
Investments:
Securities of unaffiliated companies (cost $479,345,805) (Note 2)	$1,286,142,357
Securities of affiliated companies (cost $710,600) (Notes 2, 5 and 6)	443,471,248
Short-term investments (cost $57,166,069) (Note 2)	57,166,069	$1,786,779,674
Cash, receivables and other assets:
Cash	49,910
Dividends and interest receivable	836,208
Leasehold improvements, furniture and equipment, net	1,033,408
Operating lease right-of-use	2,113,084
Other assets	199,621	4,232,231
Total Assets		1,791,011,905
Liabilities:
Accrued expenses and other liabilities	406,870
Operating lease liability	2,728,798
Total Liabilities		3,135,668
Net Assets		$1,787,876,237
Net Assets are represented by:
Common Stock $1 par value; authorized 40,000,000 shares; issued 29,549,265 shares (Note 3)		$29,549,265
Surplus:
Paid in	$500,060,889
Total distributable earnings, including net unrealized appreciation of investments	1,258,266,083	1,758,326,972
Net Assets		$1,787,876,237

Net Asset Value Per Common Share (29,549,265 shares outstanding)		$60.50

See accompanying notes to financial statements.

[15]

STATEMENT OF OPERATIONS

For the year ended December 31, 2025

Investment Income
Income:
Dividends from unaffiliated companies (net of foreign withholding taxes of $27,203)	$13,257,879
Dividends from affiliated companies (Note 5)	14,874,279
Interest	3,756,206	$31,888,364

Expenses:
Investment research	2,347,640
Administration and operations	2,625,045
Occupancy and office operating expenses	593,253
Directors’ fees	524,809
Information services	349,071
Legal, auditing and tax preparation fees	328,539
Fund accounting fees	156,660
Custody fees	141,573
Stockholder communications and meetings	101,346
Transfer agent fees	55,560
Franchise and miscellaneous taxes	29,657
Miscellaneous	336,455	7,589,608
Net investment income		24,298,756

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain from unaffiliated companies	55,062,427
Increase in net unrealized appreciation of investments in unaffiliated companies	134,633,486
Increase in net unrealized appreciation of investments in affiliated companies (Note 5)	51,220,048
Net gain on investments		240,915,961
Increase in Net Assets Resulting from Operatons		$265,214,717

See accompanying notes to financial statements.

[16]

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2025 and 2024

	2025	2024
From Operations:
Net investment income	$24,298,756	$15,473,925
Net realized gain from investment transactions	55,062,427	50,030,319
Increase in net unrealized appreciation of investments	185,853,534	222,470,694
Increase in net assets resulting from operations	265,214,717	287,974,938
Distributions to Stockholders:
From distributable earnings	(78,066,879)	(63,872,613)
From Capital Share Transactions: (Note 3)
Distribution to stockholders reinvested in Common Stock	31,723,095	25,973,493
Cost of treasury stock purchased	(935,350)	—
Increase in net assets from the capital share transactions	30,787,745	25,973,493
Total increase in net assets	217,935,583	250,075,818
Net Assets:
Beginning of year	1,569,940,654	1,319,864,836
End of year	$1,787,876,237	$1,569,940,654

See accompanying notes to financial statements.

[17]

STATEMENT OF CASH FLOWS

For the year ended December 31, 2025

Cash Flows From Operating Activities:
Increase in net assets from operations		$265,214,717
Adjustments to increase in net assets from operations:
Proceeds from securities sold	$73,454,006
Purchases of securities	(86,165,912)
Net decrease in short-term investments	33,446,405
Net realized gain on investments	(55,062,427)
Increase in net unrealized appreciation of investments	(185,853,534)
Non-cash operating lease expense	9,464
Depreciation and amortization	187,317
Changes in assets & liabilities:
Decrease in dividends receivable	1,860,903
Decrease in other assets	35,462
Decrease in accrued expenses and other liabilities	(59,434)
Total adjustments		(218,147,750)
Net cash provided by operating activities		47,066,967
Cash Flows From Investing Activities
Cash paid for leasehold improvements, furniture and equipment	(5,875)
Cash used in investing activities		(5,875)
Cash Flows From Financing Activities
Treasury stock purchased	(935,350)
Dividends and distributions paid	(46,343,785)
Cash used in financing activities		(47,279,135)
Net decrease in cash		(218,043)
Cash at beginning of year		267,953
Cash at end of year		$49,910

Supplemental Disclosure of Cash Flow Information:
Non-cash financing activities not included herein consist of:
Reinvestment of dividends and distributions to stockholders	$31,723,095

See accompanying notes to financial statements.

[18]

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies—Central Securities Corporation (the “Corporation”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The following is a summary of the significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles applicable to U.S. investment companies.

Security Valuation—Marketable common stocks are valued at the last or closing sale price or, if unavailable, at the mean between the closing bid and ask prices at the valuation date. Investments in money market funds are valued at net asset value per share. Other short-term investments are valued at amortized cost, which approximates fair value. Securities for which no ready market exists are valued at estimated fair value pursuant to procedures adopted by the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

Federal Income Taxes—It is the Corporation’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net capital gains to its stockholders. Management has analyzed positions taken on the Corporation’s tax returns and has determined that no provision for income taxes is required in the accompanying financial statements. The Corporation’s Federal, state and local tax returns for the current and previous three fiscal years remain subject to examination by the relevant taxing authorities.

Use of Estimates—The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results may differ from those estimates.

Leases—The Corporation recognizes operating leases on its statement of assets and liabilities at the lease commencement date as (1) a liability representing its obligation to make lease payments over the lease term and (2) a corresponding right-of-use (“ROU”) asset for its right to use the underlying asset over the lease term. The lease liability is measured at the inception of the lease at the present value of the unpaid fixed and certain variable lease payments using the rate of interest the Corporation would have paid on a collateralized basis to borrow an amount equal to the lease payments under similar terms. Lease expense for fixed lease payments is recognized on a straight-line basis over the lease term and is included in Occupancy and office operating expenses in the Statement of Operations. Variable payments for utilities and for increases in building operating expenses and real estate taxes are expensed as incurred and also are included in Occupancy and office operating expenses. See Note 8.

Other—Security transactions are accounted for as of the trade date, and cost of securities sold is determined by specific identification. Dividend income and distributions to stockholders are recorded on the ex-dividend date. Interest income is accrued daily.

Operating Segments—An operating segment is a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Chief Executive Officer acts as the Corporation’s CODM. The Corporation has a single operating segment through which the CODM monitors the operating results of the Corporation as a whole. Its long-term asset allocation process is based on a defined investment strategy which is executed by the Corporation’s portfolio manager. Financial information in the form of portfolio composition, total returns, expense ratios and changes in net assets used by the CODM to assess the segment’s performance versus comparative benchmarks and to make resource allocation decisions for the Corporation’s single segment, is consistent with that presented within the financial statements. Segment assets are reflected on

[19]

NOTES TO FINANCIAL STATEMENTS — Continued

the accompanying statement of assets and liabilities as “net assets” and significant segment expenses are listed on the accompanying statement of operations.

2. Fair Value Measurements—The Corporation’s investments are categorized below in three broad hierarchical levels based on market price observability as follows:

•Level 1—Quoted prices in active markets for identical investments;

•Level 2—Other significant observable inputs obtained from independent sources, for example, quoted prices in active markets for similar investments;

•Level 3—Significant unobservable inputs including the Corporation’s own assumptions based upon the best information available. The Corporation’s only Level 3 investment is The Plymouth Rock Company Class A Common Stock (“Plymouth Rock”).

The designated Level for a security is not necessarily an indication of the risk associated with investing in that security.

The Corporation’s investments as of December 31, 2025 are classified as follows:

	Level 1	Level 2	Level 3	Total Value
Common stocks	$1,286,142,357	—	$443,471,248	$1,729,613,605
Short-term investments	12,201,758	$44,964,311	—	57,166,069
Total	$1,298,344,115	$44,964,311	$443,471,248	$1,786,779,674

The following is a reconciliation of the change in the value of Level 3 investments:

Balance as of December 31, 2024	$392,251,200
Change in unrealized appreciation of investments in affiliated companies included in increase in net assets from operations	51,220,048
Balance as of December 31, 2025	$443,471,248

Unrealized appreciation of Level 3 investments still held as of December 31, 2025 increased during the year by $51,220,048, which is included in the above table.

Management assists the Board of Directors in the determination of fair value of Plymouth Rock. In valuing the Plymouth Rock Level 3 investment as of December 31, 2025, management considered Plymouth Rock’s financial condition and results of operations, the insurance industry outlook, and any transactions in Plymouth Rock’s shares. Management used significant unobservable inputs to develop a range of values for the investment. It used a comparable company approach that utilized the following valuation multiples from selected publicly traded companies: price-to-book value (range: 1.2–2.3; average: 1.7); price-to-historical earnings (range: 18.9–59.2; average: 30.7); and price-to-forward earnings estimates (range: 10.6–20.7; average: 15.6). Management also used a discounted cash flow model based on a forecasted return on equity of approximately 12% and a cost of capital of approximately 10%. The average of these values was then discounted for lack of marketability and control. Management considered a discount range of 25% to 35%, a range management believes market participants would apply. An independent valuation of Plymouth Rock’s shares obtained by Plymouth Rock was also considered. Management presented and discussed the above information with the Corporation’s directors, who determined the value for the investment.

Increases (decreases) in the price-to-book value multiple, price-to-historical earnings multiple, price-to-forward earnings estimate multiple, return on equity rate and book value in isolation would result in a higher (lower) range of fair values. Increases (decreases) in the discount for lack of marketability and control or cost of capital in isolation would result in a lower (higher) range of fair values.

[20]

NOTES TO FINANCIAL STATEMENTS — Continued

3. Common Stock and Dividend Distributions—The Corporation purchased 22,019 shares of its Common Stock in 2025 at an average price of $42.48 per share representing an average discount from net asset value of 18.4%. It may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of the stockholders. Purchases will only be made at less than net asset value per share, thereby increasing the net asset value of shares held by the remaining stockholders. Shares so acquired may be held as treasury stock available for stock distributions, or may be retired.

The Corporation declared two distributions to holders of Common Stock in 2025, $0.25 per share paid on June 27 in cash and $2.45 per share paid on December 19 in cash or in additional shares of Common Stock at the stockholder’s option. In connection with the December 19 distribution, 22,019 treasury shares were distributed and 613,587 shares of Common Stock were issued, all at a price of $49.91 per share.

The tax character of dividends and distributions paid during the year was ordinary income, $24,576,610 and long-term capital gain, $53,490,269; for 2024, it was $17,316,575 and $46,556,038, respectively. As of December 31, 2025, for tax purposes, undistributed ordinary income was $1,376,843 and the undistributed long-term realized capital gain was $7,386,549. Dividends and distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Financial statements are adjusted for permanent book-tax differences; for the year ended December 31, 2025 such adjustments were $873,521 primarily due to non-deductible employee compensation.

4. Investment Transactions—The aggregate cost of securities purchased and the aggregate proceeds of securities sold during the year ended December 31, 2025, excluding short-term investments, were $86,165,912 and $73,454,006, respectively.

As of December 31, 2025, the tax cost of investments was $537,222,474. Net unrealized appreciation was $1,249,557,200 consisting of gross unrealized appreciation and gross unrealized depreciation of $1,265,560,349 and $16,003,149, respectively.

5. Affiliated Companies—Plymouth Rock is an affiliated company as defined in the Investment Company Act of 1940 due to the Corporation’s ownership of 5% or more of the company’s outstanding voting securities. During the year ended December 31, 2025, unrealized appreciation from the Corporation’s investment in Plymouth Rock increased by $51,220,048 and the Corporation received dividends of $14,874,279 from Plymouth Rock. The Chairman of the Corporation is a director of Plymouth Rock. The Chief Executive Officer and President of the Corporation is a director of certain subsidiaries of Plymouth Rock.

6. Restricted Securities—The Corporation may from time to time invest in securities the resale of which is restricted. On December 31, 2025, the Corporation’s only restricted security was 28,424 shares of Plymouth Rock Class A stock that were acquired on December 15, 1982 at a cost of $710,600. This security had an estimated fair value of $443,471,248 at December 31, 2025, which was equal to 24.8% of the Corporation’s net assets. The Corporation does not have the right to demand registration of this security.

7. Compensation and Benefit Plans—The aggregate remuneration paid to all officers during the year ended December 31, 2025 was $3,390,000.

Officers and other employees participate in a 401(k) profit sharing plan. The Corporation has agreed to contribute 3% of each participant’s qualifying compensation to the plan, which is immediately vested. Contributions in excess of 3% may be made at the discretion of the Board of Directors and vest after three years of service. During the year ended December 31, 2025, the Corporation contributed $232,500 to the plan, which represented 15% of total qualifying compensation.

8. Operating Lease—The Corporation leases office space under a lease that was amended effective April 27, 2022 to extend the lease term until June 30, 2033. The lease includes fixed payments for occupancy and variable payments for certain utilities and for the Corporation’s share of increases in building operating expenses and real estate taxes.

[21]

NOTES TO FINANCIAL STATEMENTS — Continued

The lease extension was accounted for as a lease modification as of the effective date. The Corporation determined that the lease was an operating lease. As of the effective date of the lease extension, the Corporation measured its lease liability and corresponding right-of-use asset at approximately $2.9 million, which was the present value of the fixed payments less estimated incentive payments to be received under the lease using a discount rate of 4.89%.

Total lease expense for the year ended December 31, 2025 was $413,475 substantially all of which was operating lease cost.

Fixed amounts due under the lease as of December 31, 2025 are as follows:

2026	$413,475
2027	413,475
2028	430,014
2029	446,553
2030	446,553
2031-2033	1,116,383
Total undiscounted lease payments	3,266,453
Less: imputed interest	(537,655)
Total lease liability	$2,728,798

[22]

FINANCIAL HIGHLIGHTS

The following table shows per share operating performance data, total returns, ratios and supplemental data for each year in the five-year period ended December 31, 2025. This information has been derived from information contained in the financial statements and market price data for the Corporation’s shares.

The Corporation’s total returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of all distributions. Distributions that are payable only in cash are assumed to be reinvested at the market price or net asset value, as applicable, on the payable date of the distribution. Distributions that may be taken in shares are assumed to be reinvested at the price designated by the Corporation.

	2025	2024	2023	2022	2021
Per Share Operating Performance:
Net asset value, beginning of year	$54.26	$46.49	$40.48	$48.87	$39.49
Net investment income (a)	.84	.54	.51	.54	.83
Net realized and unrealized gain (loss) on securities (a)	8.31	9.61	7.50	(6.35)	12.64
Total from investment operations	9.15	10.15	8.01	(5.81)	13.47
Less:
Dividends from net investment income	.85	.61	.50	.55	.86
Distributions from capital gains	1.85	1.64	1.35	1.90	2.89
Total distributions	2.70	2.25	1.85	2.45	3.75
Net change from capital share transactions	(.21)	(.13)	(.15)	(.13)	(.34)
Net asset value, end of year	$60.50	$54.26	$46.49	$40.48	$48.87
Per share market value, end of year	$50.71	$45.69	$37.77	$33.39	$44.58
Total return based on market (%)	17.04	26.78	18.85	(19.89)	49.39
Total return based on NAV (%)	17.48	22.22	20.54	(11.47)	35.26
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,787,876	$1,569,941	$1,319,865	$1,132,836	$1,332,591
Ratio of expenses to average net assets (%)	.46	.55	.56	.50	.54
Ratio of net investment income to average net assets (%)	1.46	1.04	1.19	1.22	1.75
Portfolio turnover rate (%)	4.64	8.62	4.10	.37	9.12

(a)Based on the average number of shares outstanding during the year.

See accompanying notes to financial statements.

[23]

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders of
Central Securities Corporation:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Central Securities Corporation (the “Corporation”), including the statement of investments, as of December 31, 2025, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Corporation as of December 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We or our predecessor firms have served as the Corporation’s auditor since 1930.

New York, New York
February 11, 2026

[24]

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT POLICIES,
AND PRINCIPAL RISKS

Investment Objective and Principal Investment Policies

The Corporation’s investment objective is long-term growth of capital. Income received from investments is a secondary consideration.

In pursuing its investment objective, the Corporation invests primarily in equity securities that it believes are undervalued at the time of purchase and have the potential for growth. It is Central’s goal to own companies that it believes will generate superior returns when compared with the broad market and preserve the Corporation’s capital in an inflationary environment. A guiding principle is the consideration of equity securities as units of ownership of a business and the purchase of them when the price appears to be low in relation to the value of the total enterprise. The Corporation’s objective may be changed without a vote of a majority of the Corporation’s voting securities.

Central owns a limited number of companies, and it invests for the long-term. Honest management working in the interests of all shareholders is of the utmost importance in the appraisal of investments. The Corporation may sell securities for a variety of reasons, including excessive valuation, deteriorating results or to redeploy assets into more promising opportunities.

The Corporation is not restricted as to the types of securities (e.g., equity, fixed income) in which it invests. The Corporation may invest in securities of issuers with any market capitalization. The Corporation is not required to be fully invested in securities and generally maintains a portion of its total assets in cash and securities considered to be cash equivalents.

The Corporation has not adopted the practice of concentrating its investments in any particular industry or group of industries and does not contemplate changing its policy or restricting its field of investment. The Corporation is permitted to borrow money, subject to the limits of the Investment Company Act of 1940, as amended. These are fundamental policies and may not be changed without a vote of a majority of the Corporation’s voting securities.

The Corporation also has fundamental policies relating to the issuance of senior securities, the underwriting of securities of other issuers, the purchase or sale of real estate, the purchase or sale of commodities or commodity contracts, and the making of loans. These policies may not be changed without a vote of a majority of the Corporation’s voting securities. The Corporation has a non-fundamental policy permitting it to engage in the writing, sale and purchase of options and may make short sales. The Corporation has not utilized these policies in recent years and does not contemplate using any one of them in an amount greater than 5% of the Corporation’s assets unless stockholders are notified of such intention at least 60 days in advance.

Principal Risks

As with any investment, you could lose all or part of your investment in the Corporation, and the Corporation’s investment performance could trail that of other investments. Investment in the Corporation is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Corporation’s net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.

An investment in the Corporation is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Corporation has a substantial portion of its assets invested in the common stock of The Plymouth Rock Company, a privately issued, illiquid security. The investment in Plymouth Rock is subject to many of the risks described further below.

[25]

Market Risk. The market values of the Corporation’s investments may decline, perhaps sharply and unpredictably, or fail to rise, for various reasons including changes or potential or perceived changes in U.S. or foreign economies, financial markets, interest rates, the liquidity of investments and other factors including terrorism, war, natural disasters and public health events and crises.

Active Management Risk. Performance of individual securities can vary widely. The investment decisions of management of the Corporation may cause the Corporation to underperform other investments or benchmark indices. The Corporation may also underperform other investment companies with similar investment objectives or strategies. Management may be incorrect in assessing a particular industry or company. An issuer in which the Corporation invests may perform poorly or below expectations, and the value of its securities may therefore decline, which may negatively affect the Corporation’s performance. The Corporation may not buy securities at the lowest possible prices or sell securities at the highest possible prices.

Non-Diversification Risk. The Corporation is a “non-diversified” investment company, meaning that it invests its assets in a smaller number of companies than many other funds. As a result, your investment in the Corporation has the risk that changes in the value of a single security may have a significant effect, either negative or positive, on the Corporation’s NAV.

Sector Risk. At times, the Corporation may have a significant portion of its assets invested in securities of companies conducting business within one or more broad economic sectors. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Corporation more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. In addition, at times, an economic sector that the Corporation is invested in may be out of favor and underperform other sectors or the market as a whole.

Illiquid Investments Risk. The Corporation may invest a significant portion of its net assets in illiquid investments. An illiquid investment is any investment that the Corporation reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Corporation holds illiquid investments, the illiquid investments may reduce the returns of the Corporation because the Corporation may be unable to transact at advantageous times or prices. An inability to sell securities, at the Corporation’s desired price or at all, can adversely affect the Corporation’s value or prevent the Corporation from being able to take advantage of other investment opportunities.

Privately Issued Securities Risk. The Corporation may invest in privately issued securities. Privately issued securities are securities that have not been registered under the Securities Act of 1933, as amended, and as a result may be subject to legal restrictions on resale. Privately issued securities are generally not traded on established markets. As a result of the absence of a public trading market, privately issued securities may be deemed to be illiquid investments, may be more difficult to value than publicly traded securities and may be subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Corporation.

Valuation Risk. The price the Corporation could receive upon the sale of a security or other asset may differ from the Corporation’s valuation of the security or other asset, particularly for securities or other assets for which there is no public market, that trade in low volume or volatile markets, or that are valued using an estimated fair value methodology. In addition, the value of the securities or other assets in the Corporation’s portfolio may change on days or during time periods when stockholders will not be able to purchase or sell the Corporation’s shares.

Market Price of Shares Risk. Shares of common stock of closed-end investment companies like the Corporation often trade in the market at prices lower than (discount to) or higher than (premium to) their NAV.

[26]

The Corporation cannot predict whether its listed stock will trade at, below or above NAV. Market price risk is a risk separate and distinct from the risk that the Corporation’s NAV will decrease. The Corporation’s shares have generally traded at a discount to the Corporation’s NAV.

In addition to NAV, the market price of shares may be affected by such factors as the Corporation’s dividend and distribution levels and stability, market liquidity, market supply and demand, unrealized gains, general market and economic conditions, and other factors.

Leverage Risk. The Corporation may borrow money from banks or financial institutions. The Corporation may borrow money to make additional investments or as a temporary measure for extraordinary or emergency purposes, including the payment of dividends or other distributions and the settlement of securities transactions that otherwise might require untimely dispositions of the Corporation’s holdings. The use of borrowed money is known as “leverage.”

The use of leverage creates certain risks for the Corporation’s stockholders, including the greater likelihood of higher volatility of the Corporation’s return, its NAV and the market price of its Common Stock. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Corporation’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Corporation incurs capital losses, the return of the Corporation will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders could be reduced or potentially eliminated. The Corporation also may be required to sell investments in order to make interest or principal payments on borrowings used for leverage when it may be disadvantageous to do so.

Stockholder Concentration Risk. A significant portion of the Corporation’s shares are held by a private foundation. This may result in a decreased market for the Corporation’s shares or in downward pressure on the market price of the Corporation’s shares if the foundation decided to sell all or a significant portion of its holding. Either of these factors may lead to the Corporation’s shares trading at a lower price or at a larger discount to net asset value.

Dependence on Key Personnel Risk. The Corporation is internally-managed and has a small number of employees. The loss of the services of certain key employees without suitable replacement may adversely affect the operation of the Corporation.

Cybersecurity Risk. Investment companies, such as the Corporation, and their service providers are exposed to operational and information security risks resulting from cyberattacks, which may result in financial losses to the Corporation and its shareholders. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, “ransomware” that renders systems inoperable until ransom is paid, the unauthorized release of confidential information, or various other forms of cybersecurity breaches. Cyber-attacks affecting the Corporation or the custodian, transfer agent, trading counterparties, and other third-party service providers may adversely impact the Corporation or the companies in which the Corporation invests, causing investments to lose value.

Status as a Regulated Investment Company. The Corporation has qualified, and intends to remain qualified, for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code. Qualification requires, among other things, compliance by the Corporation with certain distribution and investment requirements. Failure by the Corporation to qualify as a regulated investment company could result in the Corporation paying corporate income taxes which would reduce the Corporation’s investment performance.

[27]

OTHER INFORMATION

Direct Registration

The Corporation utilizes direct registration, a system that allows for book-entry ownership and the electronic transfer of the Corporation’s shares. Stockholders may find direct registration a convenient way of managing their investment. Stockholders wishing certificates may request them.

A pamphlet which describes the features and benefits of direct registration, including the ability of shareholders to deposit certificates with our transfer agent, can be obtained by calling Computershare Trust Company at 1-800-756-8200, calling the Corporation at 1-866-593-2507 or visiting our website: www.centralsecurities.com under Contact Us.

Proxy Voting Policies and Procedures

The policies and procedures used by the Corporation to determine how to vote proxies relating to portfolio securities and the Corporation’s proxy voting record for the twelve-month period ended June 30, 2025 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-866-593-2507), (2) on the Corporation’s website at www.centralsecurities.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Portfolio Information

The Corporation files its complete schedule of portfolio holdings with the SEC for the first and the third quarter of each fiscal year on Form N-PORT. The Corporation’s Form N-PORT filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Privacy Policy

In order to conduct its business, the Corporation, through its transfer agent, Computershare Trust Company, collects and maintains certain nonpublic personal information about our stockholders of record in connection with their transactions in shares of our securities. This information includes the shareholder’s address, tax identification number and number of shares. We do not collect or maintain personal information about stockholders whose shares are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about our stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Securities Exchange Act of 1934. You can identify forward-looking statements by words such as “believe,” “expect,” “may,” “anticipate,” and other similar expressions when discussing prospects for particular portfolio holdings and/or markets, generally. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. We cannot assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

[28]

BOARD OF DIRECTORS AND OFFICERS

Name (age)	Principal Occupation (last five years) and position with the Corporation (if any)	Other Public Company Directorships held by Directors
Independent Directors
L. PRICE BLACKFORD (74) Director since 2012	Managing Director, SMG Securities, Inc. (formerly Scott-Macon Securities, Inc. a subsidiary of Scott-Macon Group, Inc.) (investment banking)	None
SIMMS C. BROWNING (85) Director since 2005	Retired since 2003; Vice President, Neuberger Berman, LLC (asset management) prior thereto	None
DONALD G. CALDER (88) Director since 1982	Chairman, Clear Harbor Asset Management, LLC 2010-2020; President, G.L. Ohrstrom & Co. Inc. (private investment firm) prior thereto	Brown-Forman Corporation (beverages); Carlisle Companies (industrials) and Roper Technologies, Inc. (manufacturing), each prior to 2010
DAVID M. POPPE (61) Director since 2020	President, Giverny Capital Asset Management since 2020; Private Investor, 2019; Chief Executive Officer, Ruane, Cuniff & Goldfarb (asset management) prior thereto	None
Interested Directors
JOHN C. HILL (52) Director since 2021	Chief Executive Officer, Central Securities Corporation; President since 2018; Vice President, 2016-2018; Analyst, Davis Advisors, prior thereto	None
WILMOT H. KIDD (84) Director since 1972	Chairman, Central Securities Corporation; Chief Executive Officer, 2018-2021; President, 1973-2018	Silvercrest Asset Management Group, Inc. (2013-2020)
WILMOT H. KIDD IV (46) Director since 2017	Independent photographer, cinematographer and film producer	None
Other Officers
MARLENE A. KRUMHOLZ (62)	Vice President since 2009, Chief Compliance Officer since 2004 and Secretary since 2001
Joseph T. Malone (58)	Vice President and Treasurer since 2024; Managing Director, Head of Fund Administration and Chief Financial Officer of First Eagle Funds prior thereto
Jacob C. Wheelock (31)	Vice President since 2025; Analyst, Nitorum Capital, L.P. 2023-2025; MBA degree, Columbia Business School, 2021-2023; Investment Analyst, Focused Investors LLC prior thereto

The Corporation is a stand-alone investment company. The address of each Director and officer is c/o Central Securities Corporation, 630 Fifth Avenue, New York, New York 10111. All Directors serve for a term of one year and are elected by stockholders at the Corporation’s annual meeting. Officers serve at the pleasure of the Board of Directors.

BOARD OF DIRECTORS

Wilmot H. Kidd, Chairman
L. Price Blackford, Lead Independent Director
Simms C. Browning
Donald G. Calder
John C. Hill
Wilmot H. Kidd IV
David M. Poppe

OFFICERS

John C. Hill, Chief Executive Officer and President
Marlene A. Krumholz, Vice President and Secretary
Joseph T. Malone, Vice President and Treasurer
Jacob C. Wheelock, Vice President

OFFICE

630 Fifth Avenue
New York, NY 10111
212-698-2020
866-593-2507 (toll-free)
www.centralsecurities.com

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.
P.O. Box 43078, Providence, RI 02940-3078
800-756-8200
www.computershare.com

CUSTODIAN

JPMorgan Chase Bank, National Association
New York, NY

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
New York, NY

Item 2. Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.
(b)	No information need be disclosed pursuant to this paragraph.
(c)	Not applicable.
(d)	The registrant has not granted any waivers, including implicit waivers from a provision of this code of ethics.
(e)	Not applicable.
(f)	This code of ethics is filed as an attachment on this form.

Item 3. Audit Committee Financial Experts.

(a)	The Board of Directors of the Corporation has determined that none of the members of its Audit Committee meet the definition of “Audit Committee Financial Expert” as the term has been defined by the Securities and Exchange Commission (“SEC”). The Board of Directors considered the possibility of adding a member that would qualify as an Audit Committee Financial Expert, but has determined that the Audit Committee collectively has sufficient expertise to perform its duties. In addition, the Audit Committee’s charter authorizes the Audit Committee to engage a financial expert should it determine that such assistance is required.

Item 4. Principal Accountant Fees and Services.

(a) – (d)	2025		2024

Audit fees	$163,500	(1)	$161,500	(1)
Audit-related fees	0		0
Tax fees	31,300	(2)	30,100	(2)
All other fees	0		0
Total fees	$194,800		$191,600

(1)	Includes fees for review of the semi-annual report to stockholders and audit of the annual report to stockholders.
(2)	Includes fees for services performed with respect to tax compliance and tax planning.

(e) – (h) Pursuant to its charter, the Audit Committee is responsible for recommending the selection, approving compensation and overseeing the independence, qualifications and performance of the independent accountants. The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. In assessing requests for services by the independent accountants, the Audit Committee considers whether such services are consistent with the auditor’s independence; whether the independent accountants are likely to provide the most effective and efficient service based upon their familiarity with the Corporation; and whether the service could enhance the Corporation’s ability to manage or control risk or improve audit quality. The Audit Committee may delegate pre-approval authority to one or more of its members. Any pre-approvals by a member under this delegation are to be reported to the Audit Committee at its next scheduled meeting.

According to KPMG LLP (“KPMG”), for the fiscal year ended December 31, 2025, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributable to work performed by persons who are not full-time, permanent employees of KPMG was 0%.

Other than as described in the table above, the aggregate fees billed for the most recent fiscal year and the preceding fiscal ear by the registrant’s principal accountant for non-audit services rendered to the registrant (“covered”), that provides ongoing services to the registrant was $0 in 2025 and 2024.

All of the non-audit and tax services provided by KPMG for fiscal year 2025 (described in the footnotes to the table above) and related fees were approved in advance by the Audit Committee or by a member of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee. For the year ended December 31, 2025, no waivers of the pre-approval process occurred.

(i)       Not applicable.

(j)       Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee. Its members are: L. Price Blackford, Simms C. Browning, Donald G. Calder and David M. Poppe.

(b) Not applicable.

Item 6. Investments.

(a) Schedule is included as a part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not Applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not Applicable.

Item 10. Remuneration Paid to Directors, Officers and Others of Open-End Management Investment Companies.

Not Applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclose Proxy Voting Policies and Procedures for Closed-End Management Companies.

CENTRAL SECURITIES CORPORATION

PROXY VOTING GUIDELINES

Central Securities Corporation is involved in many matters of corporate governance through the proxy voting process. We exercise our voting responsibilities with the primary goal of maximizing the long-term value of our investments. Our consideration of proxy issues is focused on the investment implications of each proposal.

Our management evaluates and votes each proxy ballot that we receive. We do not use a proxy voting service. Our Board of Directors has approved guidelines in evaluating how to vote a particular proxy ballot. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as longer term strategic planning, subject to the oversight of the company’s board of directors. Our guidelines are based on the belief that a company’s shareholders have a responsibility to evaluate company performance and to exercise the rights and duties pertaining to ownership.

When determining whether to invest in a particular company, one of the key factors we consider is the ability and integrity of its management. As a result, we believe that recommendations of management on any issue, particularly routine issues, should be given substantial weight in determining how proxies should be voted. Thus, on most issues, our votes are cast in accordance with the company’s recommendations. When we believe management’s recommendation is not in the best interest of our stockholders, we will vote against management’s recommendation.

Due to the nature of our business and our size, it is unlikely that conflicts of interest will arise in our voting of proxies of public companies. We do not engage in investment banking nor do we have private advisory clients or any other businesses. In the unlikely event that we determine that a conflict does arise on a proxy voting issue, we will defer that proxy vote to our independent directors.

We have listed the following, specific examples of voting decisions for the types of proposals that are frequently presented. We generally vote according to these guidelines. We may, on occasion, vote otherwise when we believe it to be in the best interest of our stockholders:

Election of Directors – We believe that good governance starts with an independent board, unfettered by significant ties to management, in which all members are elected annually. In addition, key board committees should be entirely independent.

•	We support the election of directors that result in a board made up of a majority of independent directors who do not appear to have been remiss in the performance of their oversight responsibilities.
•	We will withhold votes for non-independent directors who serve on the audit, compensation or nominating committees of the board.
•	We consider withholding votes for directors who missed more than one-fourth of the scheduled board meetings without good reason in the previous year.
•	We generally oppose the establishment of classified boards of directors and will support proposals that directors stand for election annually.
•	We generally oppose limits to the tenure of directors or requirements that candidates for directorships own large amounts of stock before being eligible for election.

Compensation - We believe that appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. We are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features without offsetting advantages to the company’s shareholders.

We evaluate proposals related to compensation on a case-by case basis.

•	We generally support stock option plans that are incentive based and not excessive.
•	We generally oppose the ability to re-price options without compensating factors when the underlying stock has fallen in value.
•	We support measures intended to increase the long-term stock ownership by executives including requiring stock acquired through option exercise to be held for a substantial period of time.
•	We generally support stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for not less than 85% of their market value.
•	We generally oppose change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered.

Corporate Structure and Shareholder Rights - We generally oppose anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. We support proposals when management can demonstrate that there are sound financial or business reasons.

•	We generally support proposals to remove super-majority voting requirements and oppose amendments to bylaws which would require a super-majority of shareholder votes to pass or repeal certain provisions.
•	We will evaluate proposals regarding shareholders rights plans (“poison pills”) on a case-by-case basis considering issues such as the term of the arrangement and the level of review by independent directors.
•	We will review proposals for changes in corporate structure such as changes in the state of incorporation or mergers individually. We generally oppose proposals where management does not offer an appropriate rationale.
•	We generally support share repurchase programs.
•	We generally support the general updating of or corrective amendments to corporate charters and by-laws.
•	We generally oppose the elimination of the rights of shareholders to call special meetings.

Approval of Independent Auditors – We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely related activities that do not, in the aggregate, raise the appearance of impaired independence.

•	We generally support management’s proposals regarding the approval of independent auditors.
•	We evaluate on a case-by-case basis instances in which the audit firm appears to have a substantial non-audit relationship with the company or companies affiliated with it.

Social and Corporate Responsibility Issues - We believe that ordinary business matters are primarily the responsibility of management and should be approved solely by the corporation’s board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote with management on these types of proposals, although we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

•	We generally oppose shareholder proposals which apply restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial impact.
•	We generally oppose proposals which require that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a) Mr. John C. Hill, Chief Executive Officer and President, is primarily responsible for the Corporation’s investments. Mr. Hill has been Chief Executive Officer of the Corporation since January 1, 2022. He has also served as President of the Corporation since 2018. Mr. Hill joined the Corporation as a Vice President in 2016. He worked as an investment analyst with Davis Selected Advisers LP prior thereto. Mr. Hill does not manage any other accounts, and accordingly, the Registrant is not aware of any material conflicts with his management of the Corporation’s investments.

Mr. Hill’s compensation consists primarily of a fixed base salary and a bonus. His compensation is reviewed and approved annually by the Compensation and Nominating Committee of the Board of Directors (the “Committee”), which is comprised solely of independent directors. His compensation may be adjusted from year to year based on the Committee’s perception of overall performance and his management responsibilities.

Mr. Hill’s bonus in 2025 was at the discretion of the Committee. Mr. Hill also participates in the Corporation’s 401k Profit Sharing Plan, pursuant to which the Corporation contributed a percentage of his eligible compensation.

As of December 31, 2025, the value of Mr. Hill’s investment in Central Securities common stock exceeded $1 million.

(b) Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (July 1 through July 31)	0	NA	NA	NA
Month #2 (August 1 through August 31)	0	NA	NA	NA
Month #3 (September 1 through September 30)	0	NA	NA	NA
Month #4 (October 1 through October 31)	0	NA	NA	NA
Month #5 (November 1 through November 30)	0	NA	NA	NA
Month #6 (December 1 through December 31)	0	NA	NA	NA
Total	0	NA	NA	NA

All purchases were made in open-market transactions.

Item 15. Submission of Matters to a Vote of Security Holders. There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors as set forth in the Corporation’s proxy statement dated February 19, 2026.

Item 16. Controls and Procedures.

(a) The Principal Executive Officer and Principal Financial Officer of Central Securities Corporation (the “Corporation”) have concluded that the Corporation’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective as of a date within 90 days of the filing date of this report based on their evaluation of the Disclosure Controls and Procedures.

(b) There have been no changes in the Corporation’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during period covered by this report that has materially affected, or is reasonably likely to materially affect, the Corporation’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.
(b)	Not applicable.

Item 19. Exhibits.

(a)	(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Attached hereto.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not Applicable.

(3)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act. Attached hereto.

(4)	Not Applicable.

	(5)	Not Applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Central Securities Corporation

By:	/s/ John C. Hill
John C. Hill
Principal Executive Officer

February 23, 2026

Date

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capabilities and on the dates indicated.

By:	/s/ John C. Hill
John C. Hill
Principal Executive Officer

February 23, 2026

Date

By:	/s/ Joseph T. Malone
Joseph T. Malone
Principal Financial Officer

February 23, 2026

Date